                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-2899

                               SCUDDER TARGET FUND
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                222 South Riverside Plaza Chicago, Illinois 60606
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       1/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Worldwide 2004 Fund

Semiannual Report to Shareholders

January 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded by a prospectus. The prospectus contains the fund's objectives, risks, charges and expenses and other important information about the fund.

Investments in mutual funds involve risk. Some funds have more risk than others. Because the fund provides investment protection only on the maturity date to investors who reinvest all dividends and do not redeem their shares before the maturity date, the principal value of the fund is subject to market fluctuation prior to and after the maturity date. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Moreover, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile. This fund is closed to new investors. Please refer to the prospectus for more details.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for the Fund is 5.0%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sales of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/04
	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Scudder Worldwide 2004 Fund	4.45%	7.55%	.53%	2.14%	6.29%
MSCI EAFE + Canada Index+	25.34%	46.96%	-2.25%	.72%	4.33%
Lehman Brothers Government/Corporate Bond Index++	4.76%	5.62%	7.76%	6.70%	7.80%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on May 3, 1994. Index returns begin May 31, 1994.
++ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Net Asset Value: 1/31/04	$ 7.94
7/31/03	$ 8.00
Distribution Information: Six Months: Income Dividends as of 1/31/04	$ .41

Lipper Rankings - Balanced Target Maturity Funds Category as of 1/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	17	of	50	34
3-Year	15	of	19	75
5-Year	7	of	9	70

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Worldwide 2004 Fund [] MSCI EAFE + Canada Index+ [] Lehman Brothers Government/Corporate Bond Index++

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/04
		1-Year	3-Year	5-Year	Life of Fund*
Scudder Worldwide 2004 Fund	Growth of $10,000	$10,217	$9,651	$10,562	$17,213
	Average annual total return	2.17%	-1.18%	1.10%	5.73%
MSCI EAFE + Canada Index+	Growth of $10,000	$14,696	$9,339	$10,366	$15,070
	Average annual total return	46.96%	-2.25%	.72%	4.33%
Lehman Brothers Government/ Corporate Bond Index++	Growth of $10,000	$10,562	$12,515	$13,829	$20,662
	Average annual total return	5.62%	7.76%	6.70%	7.80%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 3, 1994. Index returns begin May 31, 1994.
+ The MSCI EAFE + Canada Index (Morgan Stanley Capital International Europe, Australasia, Far East and Canada Index) is an unmanaged index generally accepted as a benchmark for major overseas markets.
++ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, the fund's portfolio management team discusses Scudder Worldwide 2004 Fund's strategy and the market environment during the six-month period ended January 31, 2004.

Q: How did the fund perform during the semiannual period?

A: For the six months ended January 31, 2004, the fund produced a total return of 4.45%. (Return is unadjusted for maximum sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 4 for complete performance information.) Its benchmark, which is a 60/40 combination of two unmanaged indices, the Lehman Brothers Government/Corporate Bond Index and the Morgan Stanley Capital International (MSCI) EAFE Plus Canada Index, respectively, returned 10.89%.1 The two indices returned 4.76% and 25.34%, respectively.

1 The Lehman Brothers Government/Corporate Bond Index is composed of US government Treasury and agency securities and corporate Yankee bonds. The MSCI EAFE Plus Canada Index is a capitalization-weighted measure of stock markets in Europe, Australasia, the Far East and Canada. In both cases, index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses. Investors cannot directly invest in an index.

The primary reason for the fund's underperformance is that our investment strategy is designed to provide a targeted value to shareholders at the fund's maturity date, November 15, 2004. For this reason, the fund held only 24% of its assets in stocks at the close of the period, far below the weighting of stocks in the benchmark. The fund's weighting in bonds, meanwhile, was 75% of assets. Since the type of bonds in which the fund invests - Treasury STRIPS - tends to provide more predictable returns than stocks, we have been gradually reducing the fund's position in stocks as its maturity date nears. (STRIPS is an acronym for Separate Trading of Registered Interest and Principal of Securities, which is essentially a prestripped zero-coupon bond that is a direct obligation of the US Treasury.)

Q: How did the fund's investments in these areas perform during the reporting period?

A: The bond market generally performed well over the six-month reporting period, as investors reacted positively to an environment of moderate growth, low reported inflation and the US Federal Reserve's policy of ultralow interest rates. Corporate bonds did particularly well, and this asset class is heavily represented in the Lehman benchmark. In contrast, the fixed-income portion of the portfolio is invested entirely in Treasury STRIPS, meaning that it did not participate in the rally in corporate bonds. "STRIPS" are securities that represent the principal payment of a Treasury security that has been "stripped" of its semiannual income component. In other words, the last payment of such a bond - the return of principal - is the only payment investors receive. Such securities initially sell at a discount to their final value, and their prices gradually rise until they become fully valued at par, or $1,000 per bond, on their maturity date. In general, such bonds are more volatile than traditional Treasuries, since investors don't have the benefit of continuous interest payments. But since the bonds the fund holds in the portfolio are close to maturity, they experienced a relatively low level of volatility during the reporting period. And since the fund intends to hold them until they mature on November 15, 2004, the fund expects to receive their full value upon their maturity date. As a result, their short-term fluctuations are not a factor in terms of the way we have been managing the portfolio.

The global equity markets, meanwhile, have been in a "sweet spot." Economic news has been mostly positive, as the gradual recovery of the US economy - in conjunction with the explosive growth in China - has provided a lift to growth around the entire world. Corporate earnings were strong in both the third and fourth quarters, and companies generally offered an optimistic outlook for 2004 in their reports to shareholders. Monetary policy has been favorable, as well. With the exception of a handful of nations that have been raising interest rates in recent months, most countries have followed the US lead in keeping interest rates low. This favorable environment proved particularly helpful for Japan - which outperformed for the full period due to a strong showing in the third calendar quarter - and the emerging markets, which generally perform well when interest rates are low and commodities prices are rising. This provided a positive backdrop for the stocks the fund holds.

Q: Will you review your management process in the equity portion of the portfolio?

A: We continue to emphasize individual security research, using our seasoned team of analysts to identify fast-growing, attractively valued companies with strong financials and capable management teams. One of our key metrics is "cash flow return on investment," or "CFROI." Put simply, this means that a company's investments (in technology or equipment, for example) are, in total, generating positive cash flow. This is a sign of both sound management and financial strength. We focus on companies that can demonstrate rising CFROI even if the economic environment remains sluggish. Although the fund underperformed over the past six months, this approach has allowed us to identify and the fund to invest in what we believe to be some of the world's best companies.

Q: How did the fund's equity investments affect performance?

A: On an absolute basis, its position in equities helped performance due to the favorable market environment. However, our portfolio of stock picks did not perform as well as the MSCI EAFE Plus Canada Index. Two major factors detracted from relative performance. First, lower-quality companies - those with substantial debt and questionable business models - performed exceptionally well during the reporting period. In general, we tend to avoid such companies, since they tend not to perform well on a long-term basis. Second, the fund was hurt by its large-cap bias at a time when small-cap stocks led the way.

The sector that presented the most significant challenge to us was financials. There, our focus on higher-quality banks was a negative at a time when the top performers in the sector were generally banks with higher debt levels. Most notably, the fund was hurt by its underweight position in highly indebted Japanese banks - a group that delivered strong returns during the period. Having said that, performance was helped by the fund's positions in Royal Bank of Scotland Group PLC, Mega Financial Holding Co., Ltd. (Taiwan) and Alpha Bank AE (Greece). Performance was also hindered by weak stock selection within information technology and the lackluster returns of the portfolio's holdings in Japanese consumer companies, which were hurt by the rising yen.

On the positive side, the performance of the fund's equity portfolio was helped by overweight positions in the basic materials sector, which benefited from rising commodities prices and growing demand from China. Winners in this area included the mining companies Companhia Vale do Rio Doce (Brazil) and BHP Billiton PLC (United Kingdom). An overweight in industrials also helped, where the fund held Siemens AG (Germany) and ABB Ltd. (Switzerland), both of which benefited as restructuring initiatives and efforts to reduce their debt led to stronger earnings results. An underweight position in the relatively weak utilities sector further benefited performance.

From a positioning standpoint, we hold a positive view on Asia, which we believe will benefit from stronger global growth, reflation and a weaker US dollar. Asia is offering increasingly fertile ground for investment ideas due to its wealth of growth opportunities and the fact that companies have higher levels of free cash flow than they have had for many years. We are more cautious on Europe, where the euro's rise may hinder economic growth.

Q: Do you have any final thoughts for investors?

A: As the fund's maturity date of November 15, 2004 approaches, we will continue to manage the fund in a conservative fashion, holding on to its position in Treasury STRIPS and investing in what we see as the highest-quality stocks in the international markets. We believe a continued environment of moderate growth, low interest rates and favorable corporate earnings results could provide a positive underpinning for the fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2004

Asset Allocation	1/31/04	7/31/03

US Government Backed	75%	81%
Common Stocks	24%	18%
Cash Equivalents	1%	1%
	100%	100%

Geographical Diversification*	1/31/04	7/31/03

United Kingdom	22%	20%
Japan	21%	19%
Switzerland	14%	12%
Germany	11%	10%
France	7%	13%
Netherlands	4%	5%
Italy	2%	3%
Spain	2%	3%
Finland	1%	3%
Other	16%	12%
	100%	100%

Sector Diversification*	1/31/04	7/31/03

Financials	29%	23%
Information Technology	12%	8%
Consumer Discretionary	11%	12%
Industrials	9%	11%
Telecommunication Services	9%	10%
Health Care	8%	11%
Energy	8%	9%
Materials	6%	6%
Consumer Staples	5%	5%
Other	3%	5%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

* Excludes cash equivalents and US Government Backed.

Ten Largest Equity Holdings at January 31, 2004 (6.1% of Portfolio)
1. Total SA Producer of oil and natural gas	France	0.8%
2. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	0.7%
3. Canon, Inc. Producer of visual image and information equipment	Japan	0.7%
4. Credit Suisse Group Provider of universal banking services	Switzerland	0.6%
5. UBS AG (Registered) Provider of commercial and investment banking services	Switzerland	0.6%
6. Nestle SA (Registered) Producer and seller of food products	Switzerland	0.6%
7. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	0.6%
8. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	0.5%
9. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	0.5%
10. Shell Transport & Trading Co., PLC Provider of oil and gas	United Kingdom	0.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request no earlier than 15 days after month end. Please see the Account Management Resources section for contact information.

Investment Portfolio as of January 31, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 23.4%
Australia 0.3%
Australia & New Zealand Banking Group Ltd.	1,442	19,342
Westpac Banking Corp., Ltd.	1,899	24,021
(Cost $32,774)		43,363

Brazil 0.2%
Companhia Vale do Rio Doce (ADR) (Cost $17,178)	641	34,402
Denmark 0.2%
A P Moller - Maersk A/S "B" (Cost $34,623)	5	39,650
Finland 0.3%
Nokia Oyj (ADR)	945	19,524
Stora Enso Oyj "R"	1,670	21,754
(Cost $30,082)		41,278

France 1.7%
Compagnie de Saint-Gobain	511	26,065
Credit Agricole SA	1,484	36,304
Dassault Systemes SA	426	18,852
Schneider Electric SA	443	28,771
Total SA	703	124,000
Vivendi Universal SA*	1,200	31,637
(Cost $206,000)		265,629

Germany 2.3%
Allianz AG (Registered)	530	68,016
Altana AG	300	16,978
BASF AG	607	33,588
Deutsche Telekom AG (Registered)*	2,290	45,702
E.ON AG	848	54,397
Metro AG	600	26,320
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	239	28,361
SAP AG	100	16,506
Siemens AG	789	63,919
(Cost $251,932)		353,787

Greece 0.3%
Alpha Bank AE	789	24,293
Public Power Corp.	800	20,304
(Cost $33,561)		44,597

Hong Kong 0.5%
BOC Hong Kong (Holdings) Ltd.	16,140	30,509
Sun Hung Kai Properties Ltd. (REIT)	3,200	30,861
Wharf Holdings Ltd.	3,973	12,568
(Cost $66,574)		73,938

Hungary 0.1%
OTP Bank RT (GDR)* (Cost $14,778)	750	21,022
Ireland 0.1%
Bank of Ireland (Cost $12,047)	1,101	15,619
Italy 0.5%
Eni SpA	3,186	59,374
UniCredito Italiano SpA	3,296	17,873
(Cost $58,536)		77,247

Japan 4.9%
Bridgestone Corp.	1,767	25,645
Canon, Inc.	2,000	102,113
Dai Nippon Printing Co., Ltd.	2,000	30,048
Daiwa House Industry Co., Ltd.	2,000	20,139
FANUC Ltd.	400	25,679
Hoya Corp.	200	19,685
KDDI Corp.	5	29,405
Kirin Brewery Co., Ltd.	4,000	34,340
Mitsubishi Corp.	4,000	40,429
Mitsui Fudosan Co., Ltd.	3,000	30,606
Mizuho Financial Group, Inc.*	11	32,657
Murata Manufacturing Co., Ltd.	300	17,246
Nippon Steel Corp.	10,000	20,612
Nissan Motor Co., Ltd.	4,712	50,299
Nomura Holdings, Inc.	3,084	50,503
NTT DoCoMo, Inc.	26	56,295
Ricoh Co., Ltd.	1,000	19,335
Sony Corp.	1,400	56,257
Toyota Motor Corp.	2,500	81,785
UFJ Holdings, Inc.*	7	30,445
(Cost $665,525)		773,523

Korea 0.8%
LG Electronics, Inc.	400	21,409
POSCO	100	13,359
Samsung Electronics Co., Ltd.	198	88,563
(Cost $71,797)		123,331

Mexico 0.2%
Grupo Financiero BBVA Bancomer SA de CV "B"*	22,460	21,512
Telefonos de Mexico SA de CVL (ADR)	500	17,205
(Cost $34,001)		38,717

Netherlands 0.9%
ING Groep NV	3,206	80,128
Koninklijke (Royal) Philips Electronics NV	950	28,694
Reed Elsevier NV	910	11,616
TPG NV	909	21,019
(Cost $111,886)		141,457

Russia 0.2%
LUKOIL (ADR)	200	20,620
YUKOS (ADR)	400	16,520
(Cost $30,083)		37,140

South Africa 0.1%
Harmony Gold Mining Co., Ltd. (ADR) (Cost $15,785)	1,150	17,561
Spain 0.5%
Antena 3 Television SA*	1	43
Banco Popular Espanol SA	265	16,087
Telefonica SA	3,803	59,353
(Cost $47,694)		75,483

Sweden 0.3%
Telefonaktiebolaget LM Ericsson "B"* (Cost $21,764)	18,028	40,204
Switzerland 3.2%
ABB Ltd.	7,630	43,777
Credit Suisse Group	2,626	99,226
Nestle SA (Registered)	349	92,076
Novartis AG (Registered)	1,218	54,831
Roche Holding AG	648	65,655
Swiss Re (Registered)	399	29,012
Syngenta AG	248	17,007
UBS AG (Registered)	1,356	97,250
(Cost $377,063)		498,834

Taiwan 0.5%
Chunghwa Telecom Co., Ltd. (ADR)*	1,000	16,000
Hon Hai Precision Industry Co., Ltd.	5,400	25,135
MediaTek, Inc.	2,000	22,342
Mega Financial Holding Co., Ltd.	33,000	21,604
(Cost $75,537)		85,081

United Kingdom 5.3%
Anglo American PLC	1,530	34,867
AstraZeneca PLC	1,689	80,185
BAA PLC	2,457	23,076
BHP Billiton PLC	3,550	29,244
British Sky Broadcasting Group PLC*	2,075	28,092
Compass Group PLC	1,680	11,288
Daily Mail and General Trust "A"	800	10,144
GlaxoSmithKline PLC	2,021	43,511
Granada PLC	13,647	34,984
Granada PLC (Redemption shares)	986	1,799
HBOS PLC	2,000	26,529
HSBC Holdings PLC	5,518	85,174
Kingfisher PLC	4,094	20,747
Lloyds TSB Group PLC	3,000	25,179
Royal Bank of Scotland Group PLC	2,523	74,574
Scottish & Southern Energy PLC	2,850	33,280
Shell Transport & Trading Co., PLC	12,351	81,577
Smith & Nephew PLC	5,200	45,446
Vodafone Group PLC	46,322	116,211
Yell Group PLC	3,131	18,280
(Cost $657,377)		824,187
Total Common Stocks (Cost $2,866,597)		3,666,050

Preferred Stock 0.2%
Germany
Henkel KGaA
(Cost $26,062)	413	33,700
	Principal Amount ($)	Value ($)

US Government Backed 75.2%
United States
US Treasury STRIPs:
Principal only, 1.478%**, 11/15/2004	11,150,000	11,047,353
Principal only, 1.837%**, 11/15/2004	750,000	741,820
Total US Government Backed (Cost $11,186,748)		11,789,173
	Shares	Value ($)

Cash Equivalents 1.2%
Scudder Cash Management QP Trust 1.09% (b)
(Cost $196,586)	196,586	196,586
Total Investment Portfolio - 100.0% (Cost $14,275,993) (a)		15,685,509

* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $14,310,100. At January 31, 2004, net unrealized appreciation for all securities based on tax cost was $1,375,409. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,395,856 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $20,447.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $14,079,407)	$ 15,488,923
Investment in Scudder Cash Management QP Trust (cost $196,586)	196,586
Total investments in securities, at value (cost $14,275,993)	15,685,509
Foreign currency, at value (cost $53,690)	53,055
Dividends receivable	4,151
Interest receivable	116
Foreign taxes recoverable	11,345
Total assets	15,754,176
Liabilities
Accrued management fee	16,470
Other accrued expenses and payables	27,574
Total liabilities	44,044
Net assets, at value	$ 15,710,132
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(19,544)
Net unrealized appreciation (depreciation) on: Investments	1,409,516
Foreign currency related transactions	1,414
Accumulated net realized gain (loss)	(2,220,881)
Paid-in capital	16,539,627
Net assets, at value	$ 15,710,132
Net Asset Value
Net Asset Value and redemption price per share ($15,710,132 / 1,978,865 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.94

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2004 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,055)	$ 19,358
Interest	462,960
Interest - Scudder Cash Management QP Trust	559
Total Income	482,877
Expenses: Management fee	47,967
Administrative fee	10,057
Services to shareholders	9,231
Custodian fees	36,695
Distribution service fees	19,986
Auditing	14,843
Legal	593
Trustees' fees and expenses	7,756
Reports to shareholders	4,012
Registration fees	1,676
Other	182
Total expenses, before expense reductions	152,998
Expense reductions	(35,327)
Total expenses after expense reductions	117,671
Net investment income (loss)	365,206
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	204,795
Foreign currency related transactions	8,020
212,815
Net unrealized appreciation (depreciation) during the period on: Investments	114,062
Foreign currency related transactions	727
114,789
Net gain (loss) on investment transactions	327,604
Net increase (decrease) in net assets resulting from operations	$ 692,810

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2004 (Unaudited)	Year Ended July 31, 2003
Operations: Net investment income (loss)	$ 365,206	$ 810,561
Net realized gain (loss) on investment transactions	212,815	(378,666)
Net unrealized appreciation (depreciation) on investment transactions during the period	114,789	(70,326)
Net increase (decrease) in net assets resulting from operations	692,810	361,569
Distributions to shareholders from: Net investment income	(783,246)	(855,845)
Fund share transactions:
Reinvestment of distributions	751,220	805,392
Cost of shares redeemed	(1,094,391)	(2,191,526)
Net increase (decrease) in net assets from Fund share transactions	(343,171)	(1,386,134)
Increase (decrease) in net assets	(433,607)	(1,880,410)
Net assets at beginning of period	16,143,739	18,024,149
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $19,544 and $398,496, respectively)	$ 15,710,132	$ 16,143,739
Other Information
Shares outstanding at beginning of period	2,018,376	2,190,020
Shares issued to shareholders in reinvestment of distributions	96,057	103,255
Shares redeemed	(135,568)	(274,899)
Net increase (decrease) in Fund shares	(39,511)	(171,644)
Shares outstanding at end of period	1,978,865	2,018,376

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended July 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 8.00	$ 8.23	$ 8.55	$ 10.19	$ 10.32	$ 11.77
Income (loss) from investment operations: Net investment income[b]	.19	.38	.34	.30	.36	.35
Net realized and unrealized gain (loss) on investment transactions	.16	(.20)	(.35)	(.65)	.67	(.22)
Total from investment operations	.35	.18	(.01)	(.35)	1.03	.13
Less distributions from: Net investment income	(.41)	(.41)	(.31)	(.34)	(.39)	(.42)
Net realized gains on investment transactions	-	-	-	(.95)	(.77)	(1.16)
Total distributions	(.41)	(.41)	(.31)	(1.29)	(1.16)	(1.58)
Net asset value, end of period	$ 7.94	$ 8.00	$ 8.23	$ 8.55	$ 10.19	$ 10.32
Total Return (%)[c]	4.45d**	2.31	(.05)	(3.90)	9.88	1.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	16	18	20	24	28
Ratio of expenses before expense reductions (%)	1.91*	1.28	1.29	1.72[e]	1.46	1.30
Ratio of expenses after expense reductions (%)	1.47*	1.28	1.29	1.71[e]	1.45	1.30
Ratio of net investment income (loss) (%)	4.56*	4.80	4.15	3.22	3.49	3.28
Portfolio turnover rate (%)	23*	22	27	28	31	62
[a] For the six months ended January 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.67% and 1.67%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Worldwide 2004 Fund (the "Fund") is a diversified series of Scudder Target Fund (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objective of the Fund is to provide a guaranteed return of investment on the Maturity Date (November 15, 2004) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide a total return, a combination of capital growth and income.

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon US Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Deutsche Investment Management Americas Inc., ("DeIM" or the "Advisor"), the Fund's investment manager. Fund shares were sold during limited offering periods, and are redeemable on a continuous basis.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value, as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $2,328,600 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010 ($1,410,300) and July 31, 2011 ($918,300), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through July 31, 2003, the Fund incurred approximately $55,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended July 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date interest income is recorded on the accrual basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended January 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $1,809,810 and $2,987,964, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of average daily net assets, computed and accrued daily and payable monthly. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund and is paid by the Advisor for its services.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others, (affiliated and non-affiliated), to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative service fee (the "Administrative Fee") of 0.375% of average daily net assets, computed and accrued daily and payable monthly.

For the period from August 1, 2003 through September 30, 2003, the Administrative Fee aggregated $10,057. The Administrative Agreement between the Advisor and the Fund terminated effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 1.20% of average daily net assets (excluding certain expenses such as Rule 12b-1 and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees.

Scudder Investments Service Company (``SISC''), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the period October 1, 2003 through January 31, 2004, the amount charged to the Fund by SISC aggregated $9,049, all of which is unpaid at January 31, 2004.

Prior to September 30, 2003, the fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, provides information and administrative services ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2004, the Service Fee was $19,986, of which $3,173 is unpaid at January 31, 2004. Accordingly, for the six months ended January 31, 2004, the service fee was equivalent to an annualized effective rate of 0.25% of the Fund's daily net assets.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KWIVX
CUSIP Number	81123E-606
Fund Number	81

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified a significant deficiency relating to the overall fund expense payment and accrual process.
Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Worldwide 2004 Fund

By:                                 /s/Richard T. Hale
                                    --------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    --------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Worldwide 2004 Fund

By:                                 /s/Richard T. Hale
                                    --------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    --------------------------------

By:                                 /s/Charles A. Rizzo
                                    --------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               March 29, 2004
                                    --------------------------------